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                                                                   EXHIBIT 10.23

                                 PROMISSORY NOTE

$30,000,000                                                      October 6, 1995
                                                              New York, New York

          FOR VALUE RECEIVED, INNKEEPERS FINANCING PARTNERSHIP II, L.P., a Virginia limited partnership (the "Borrower"), hereby promises to pay to NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (the "Lender"), at the account of the Lender maintained with the Administrative Agent, the principal sum of THIRTY MILLION DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower under the Loan Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of the Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until the Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

          The date, amount and interest rate of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          This Note is the Note referred to in the Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") dated as of October 6, 1995 between the Borrower and the Lender and evidences the Loan made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

          The obligations of the Borrower hereunder are limited recourse obligations as set forth in each of the Mortgages.

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          The Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of the Loan upon the terms and conditions specified therein.

          To the extent permitted by applicable Legal Requirements, Borrower hereby waives all benefit that might accrue to Borrower by virtue of any present or future moratorium laws exempting the Collateral Properties, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any actions to foreclose the Mortgages, exemption from civil process, or extension of time for payment. Further, Borrower hereby waives all benefits or advantages of or from any law now or hereafter enforced providing for the valuation or appraisement of the Collateral Properties or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions contained herein or in the Loan Agreement.

          BORROWER HEREBY WAIVES PRESENTMENT, DEMAND, DILIGENCE, PROTEST AND NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, DEMAND, DISHONOR AND NONPAYMENT OF THIS NOTE OR ANY OTHER NOTICE OF ANY KIND WHATSOEVER (EXCEPT AS REQUIRED UNDER THE BASIC DOCUMENTS). THE NONEXERCISE BY LENDER OF ANY OF ITS RIGHTS HEREUNDER IN ANY PARTICULAR INSTANCE SHALL NOT CONSTITUTE A WAIVER THEREOF IN THAT OR ANY SUBSEQUENT INSTANCE.

          THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES AND PRINCIPLES THEREOF.

                                    INNKEEPERS FINANCING
                                    PARTNERSHIP II, L.P.


                                    By:  Innkeepers Financial Corporation II,
                                         a Virginia corporation,
                                         General Partner


                                         By: /JEFFREY FISHER/
                                             -----------------------------------
                                             Name: Jeffrey Fisher
                                             Title: President

CORPORATE SEAL

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